CODE OF BUSINESS CONDUCT AND ETHICS

OF

CHYRON CORPORATION

Adopted July 20, 2007

Table of Contents

  INTRODUCTION

  The successful business operation and reputation of Chyron is built upon the principles of fair dealing and ethical conduct of our directors, officers and employees. Our reputation for integrity and excellence requires careful observance of the spirit and letter of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity. This Code of Business Conduct and Ethics helps ensure compliance with legal requirements and our standards of business conduct. This Code of Business Conduct and Ethics applies to directors, officers and employees of Chyron Corporation (the "Corporation"). Therefore, all Corporation directors, officers and employees are expected to read and understand this Code of Business Conduct and Ethics, uphold these standards in day-to-day activities, comply with all applicable policies and procedures, and ensure that all agents and contractors are aware of, understand and adhere to these standards.

  Because the principles described in this Code of Business Conduct and Ethics are general in nature, you should also review all applicable Corporation policies and procedures for more specific instruction, and contact the Human Resources Department if you have any questions.

  Nothing in this Code of Business Conduct and Ethics, in any Corporation policies and procedures, or in other related communications (verbal or written) creates or implies an employment contract or term of employment.

  We are committed to continuously reviewing and updating our policies and procedures. Therefore, this Code of Business Conduct and Ethics is subject to modification. This Code of Business Conduct and Ethics supersedes all other such codes, policies, procedures, instructions, practices, rules or written or verbal representations to the extent they are inconsistent.

  Please sign the acknowledgment form at the end of this Code of Business Conduct and Ethics and return the form to the Human Resources Department indicating that you have received, read, understand and agree to comply with the Code of Business Conduct and Ethics.

  The signed acknowledgment form will be located in your personnel file.

  COMPLIANCE IS EVERYONE'S BUSINESS

  Ethical business conduct is critical to our business. As a director, officer or employee, your responsibility is to respect and adhere to these practices. Many of these practices reflect legal or regulatory requirements. Violations of these laws and regulations can create significant liability for you, the Corporation, its directors, officers, and other employees.

  Part of your job and ethical responsibility is to help enforce this Code of Business Conduct and Ethics. You should be alert to possible violations and report possible violations to the Human Resources Department or the Chief Financial Officer ("CFO").

  You must cooperate in any internal or external investigations of possible violations.

  Reprisal, threats, retribution or retaliation against any person who has in good faith reported a violation or a suspected violation of law, this Code of Business Conduct or other Corporation policies, or against any person who is assisting in any investigation or process with respect to such a violation, is prohibited.

  Violations of law, this Code of Business Conduct and Ethics, or other Corporation policies or procedures should be reported to the Human Resources Department or the CFO.

  Violations of law, this Code of Business Conduct and Ethics or other Corporation policies or procedures by Corporation directors, officers or employees can lead to disciplinary action up to and including termination.

  In trying to determine whether any given action is appropriate, use the following test. Imagine that the words you are using or the action you are taking is going to be fully disclosed in the media with all the details, including your photo. If you are uncomfortable with the idea of this information being made public, perhaps you should think again about your words or your course of action.

  In all cases, if you are unsure about the appropriateness of an event or action, please seek assistance in interpreting the requirements of these practices by contacting the Human Resources Department or the CFO.

  YOUR RESPONSIBILITIES TO THE CORPORATION AND ITS STOCKHOLDERS

    General Standards of Conduct

    The Corporation expects all directors, officers, employees, agents and contractors to exercise good judgment to ensure the safety and welfare of employees, agents and contractors and to maintain a cooperative, efficient, positive, harmonious and productive work environment and business organization. These standards apply while working on our premises, at offsite locations where our business is being conducted, at Corporation-sponsored business and social events, or at any other place where you are a representative of the Corporation. Directors, officers, employees, agents or contractors who engage in misconduct or whose performance is unsatisfactory may be subject to corrective action, up to and including termination. You should review our employment handbook for more detailed information.

    Applicable Laws

    All Corporation directors, officers, employees, agents and contractors must comply with all applicable laws, regulations, rules and regulatory orders. Corporation directors, officers and employees located outside of the United States must comply with laws, regulations, rules and regulatory orders of the United States, including the Foreign Corrupt Practices Act and the U.S. Export Control Act, in addition to applicable local laws. Each director, officer, employee, agent and contractor must acquire appropriate knowledge of the requirements relating to his or her duties sufficient to enable him or her to recognize potential dangers and to know when to seek advice from the Human Resources Department or the CFO on specific Corporation policies and procedures. Violations of laws, regulations, rules and orders may subject the director, officer, employee, agent or contractor to individual criminal or civil liability, as well as to discipline by the Corporation. Such individual violations may also subject the Corporation to civil or criminal liability or the loss of business.

    Conflicts of Interest

    Each of us has a responsibility to the Corporation, our stockholders and each other.

    Although this duty does not prevent us from engaging in personal transactions and investments, it does demand that we avoid situations where a conflict of interest might occur or appear to occur. The Corporation is subject to scrutiny from many different individuals and organizations.

    We should always strive to avoid even the appearance of impropriety.

    What constitutes conflict of interest? A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Corporation.

    Examples include:

      Employment/Outside Employment

      . In consideration of your appointment or employment with the Corporation, you are expected to devote your full attention to the business interests of the Corporation. You are prohibited from engaging in any activity that interferes with your performance or responsibilities to the Corporation or is otherwise in conflict with or prejudicial to the Corporation. Our policies prohibit any director, officer or employee from accepting simultaneous employment with a Corporation supplier, customer, developer or competitor, or from taking part in any activity that enhances or supports a competitor's position. Additionally, you must disclose to the Corporation any interest that you have that may conflict with the business of the Corporation. If you have any questions on this requirement, you should contact your supervisor or the Human Resources Department.

      Outside Directorships

      . It is a conflict of interest to serve as a director of any Corporation that competes with the Corporation. Although you may serve as a director of a Corporation supplier, customer, developer, or other business partner, our policy requires that you first obtain approval from the Corporation's Board of Directors before accepting a directorship. Any compensation you receive should be commensurate to your responsibilities.

      Such approval may be conditioned upon the completion of specified actions.

      Business Interests

      . If you are considering investing in a Corporation customer, supplier or competitor, you must first take great care to ensure that these investments do not compromise your responsibilities to the Corporation. Many factors should be considered in determining whether a conflict exists, including the size and nature of the investment; your ability to influence the Corporation's decisions; your access to confidential information of the Corporation or of the other corporation; and the nature of the relationship between the Corporation and the other corporation.

      Related Parties

      . As a general rule, you should avoid conducting Corporation business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee.

      If such a related party transaction is unavoidable, you must fully disclose the nature of the related party transaction to the Corporation's CFO. If determined to be material to the Corporation by the CFO, the Corporation's Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving the Corporation's directors or executive officers, must be reviewed and approved in writing in advance by the Corporation's Board of Directors. The Corporation must report all such material related party transactions under applicable accounting rules, federal securities laws, and Securities and Exchange Commission (the "SEC") rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to this business.

      The Corporation discourages the employment of relatives and significant others in positions or assignments within the same department and prohibits the employment of such individuals in positions that have a financial dependence or influence (e.g., an auditing or control relationship, or a supervisor/subordinate relationship). The purpose of this policy is to prevent the organizational impairment and conflicts that are a likely outcome of the employment of relatives or significant others, especially in a supervisor/subordinate relationship. If a question arises about whether a relationship is covered by this policy, the Human Resources Department is responsible for determining whether an applicant or transferee's acknowledged relationship is covered by this policy. The Human Resources Department shall advise all affected applicants and transferees of this policy. Willful withholding of information regarding a prohibited relationship/reporting arrangement may be subject to corrective action, up to and including termination. If a prohibited relationship exists or develops between two employees, the employee in the senior position must bring this to the attention of his/her supervisor. The Corporation retains the prerogative to separate the individuals at the earliest possible time, either by reassignment or by termination, if necessary.

      Other Situations

    . Because other conflicts of interest may arise, it would be impractical to attempt to list all possible situations. If a proposed transaction or situation raises any questions or doubts in your mind you should consult the CFO.

    Corporate Opportunities

    Employees, officers and directors may not exploit for their own personal gain opportunities that are discovered through the use of corporate property, information or position unless the opportunity is disclosed fully in writing to the Corporation's Board of Directors and the Board of Directors declines to pursue such opportunity.

    Protecting the Corporation's Confidential Information

    The Corporation's confidential information is a valuable asset. The Corporation's confidential information includes our database of customer contacts; details regarding our equipment procurement sources; names and lists of customers, suppliers and employees; and financial information. This information is the property of the Corporation and may be protected by patent, trademark, copyright and trade secret laws. All confidential information must be used for Corporation business purposes only. Every director, officer, employee, agent and contractor must safeguard it.

    THIS RESPONSIBILITY INCLUDES NOT DISCLOSING THE CORPORATION CONFIDENTIAL INFORMATION SUCH AS INFORMATION REGARDING THE CORPORATION'S PRODUCTS OR BUSINESS OVER THE INTERNET.

    You are also responsible for safeguarding, securing and proper disposal of confidential information in accordance with the Corporation's policy on Maintaining and Managing Records set forth in Section III.I of this Code of Business Conduct and Ethics. This obligation extends to confidential information of third parties, which the Corporation has rightfully received under Non-Disclosure Agreements. See the Corporation's policy dealing with Handling Confidential Information of Others set forth in Section IV.D of this Code of Business Conduct and Ethics.

      Proprietary Information and Invention Agreement

      . When you joined the Corporation, you signed an agreement to protect and hold confidential the Corporation's proprietary information. This agreement remains in effect for as long as you work for the Corporation and after you leave the Corporation. Under this agreement, you may not disclose the Corporation's confidential information to anyone or use it to benefit anyone other than the Corporation without the prior written consent of an authorized Corporation officer.

      Disclosure of Corporation Confidential Information

      . To further the Corporation's business, from time to time our confidential information may be disclosed to potential business partners. However, such disclosure should never be done without carefully considering its potential benefits and risks. If you determine in consultation with your manager and other appropriate Corporation management that disclosure of confidential information is necessary, you must then contact the CFO to ensure that an appropriate written nondisclosure agreement is signed prior to the disclosure. The Corporation has standard nondisclosure agreements suitable for most disclosures. You must not sign a third party's nondisclosure agreement or accept changes to the Corporation's standard nondisclosure agreements without review and approval by the CFO. In addition, all Corporation materials that contain Corporation confidential information, including presentations, must be reviewed and approved by the CEO, CFO or COO prior to publication or use.

      Furthermore, any employee publication or publicly made statement that might be perceived or construed as attributable to the Corporation, made outside the scope of his or her employment with the Corporation, must be reviewed and approved in writing in advance by the CEO and must include the Corporation's standard disclaimer that the publication or statement represents the views of the specific author and not of the Corporation.

      Requests by Regulatory Authorities

      . The Corporation and its directors, officers, employees, agents and contractors must cooperate with appropriate government inquiries and investigations. In this context, however, it is important to protect the legal rights of the Corporation with respect to its confidential information. All government requests for information, documents or investigative interviews must be referred to the CFO. No financial information may be disclosed without the prior approval of the CFO.

      Corporation Spokespeople

    . Specific policies have been established regarding who may communicate information to the press and the financial analyst community. All inquiries or calls from the press and financial analysts should be referred to the CFO. The Corporation has designated its CEO and CFO as official Corporation spokespeople for financial matters. The Corporation has designated its CEO and COO as official Corporation spokespeople for marketing, technical and other such information. These designees are the only people who may communicate with the press on behalf of the Corporation, unless approved in advance by the CEO, CFO or COO as appropriate.

    Obligations Under Securities Laws- "Insider" Trading

    Obligations under the U.S. securities laws apply to everyone. In the normal course of business, officers, directors, employees, agents, contractors and consultants of the Corporation may come into possession of significant, sensitive information. This information is the property of the Corporation -- you have been entrusted with it. You may not profit from it by buying or selling securities yourself, or passing on the information to others to enable them to profit or for them to profit on your behalf. The purpose of this policy is both to inform you of your legal responsibilities and to make clear to you that the misuse of sensitive information is contrary to Corporation policy and U.S. securities laws.

    Insider trading is a crime, penalized by fines of up to $5,000,000 and 20 years in jail for individuals. In addition, the SEC may seek the imposition of a civil penalty of up to three times the profits made or losses avoided from the trading. Insider traders must also disgorge any profits made, and are often subjected to an injunction against future violations. Finally, insider traders may be subjected to civil liability in private lawsuits.

    Employers and other controlling persons (including supervisory personnel) are also at risk under U.S. securities laws. Controlling persons may, among other things, face penalties of the greater of $5,000,000 or three times the profits made or losses avoided by the trader if they recklessly fail to take preventive steps to control insider trading.

    Thus, it is important both to you and the Corporation that insider-trading violations not occur. You should be aware that stock market surveillance techniques are becoming increasingly sophisticated, and the chance that U.S. federal or other regulatory authorities will detect and prosecute even small-level trading is significant. Insider trading rules are strictly enforced, even in instances when the financial transactions seem small. You should contact the CFO or the Human Resources Department if you are unsure as to whether or not you are free to trade.

    The Corporation has imposed a trading blackout period on members of the Board of Directors, executive officers and all employees. Directors, executive officers and employees may not trade in Corporation securities during the blackout periods. The very same restrictions apply to family members and others living in the same household as a Director, executive officer or employee. Employees are expected to be responsible for the compliance of their immediate families and personal households.

    For more details you should review the Chyron Corporation Statement of Company Policy regarding insider trading compliance. You can request a copy of this policy from the Human Resources Department. You should take a few minutes to read the policy regarding insider trading compliance carefully, paying particular attention to the potential criminal and civil liability and/or disciplinary action for insider trading violations. Directors, officers, employees, agents and contractors of the Corporation who violate this policy are also be subject to disciplinary action by the Corporation, which may include termination of employment or of business relationship. All questions regarding the Chyron Corporation Statement of Company Policy should be directed to the CFO or Human Resources Department.

    Prohibition against Short Selling of Corporation Stock

    No Corporation director, officer or other employee, agent or contractor may, directly or indirectly, sell any equity security, including derivatives, of the Corporation if he or she (1) does not own the security sold, or (2) if he or she owns the security, does not deliver it against such sale (a "short sale against the box") within twenty days thereafter, or does not within five days after such sale deposit it in the mails or other usual channels of transportation. No Corporation director, officer or other employee, agent or contractor may engage in short sales. A short sale, as defined in this policy, means any transaction whereby one may benefit from a decline in the Corporation's stock price. While securities law does not prohibit employees who are not executive officers or directors from engaging in short sales of Corporation securities, the Corporation has adopted as policy that employees may not do so.

    Use of Corporation's Assets

      General

      . Protecting the Corporation's assets is a key fiduciary responsibility of every director, officer, employee, agent and contractor. Care should be taken to ensure that assets are not misappropriated, loaned to others, or sold or donated, without appropriate authorization. All Corporation directors, officers, employees, agents and contractors are responsible for the proper use of Corporation assets, and must safeguard such assets against loss, damage, misuse or theft.

      Directors, officers, employees, agents or contractors who violate any aspect of this policy or who demonstrate poor judgment in the manner in which they use any Corporation asset may be subject to disciplinary action, up to and including termination of employment or business relationship at the Corporation's sole discretion. Corporation equipment and assets are to be used for Corporation business purposes only. Directors, officers, employees, agents and contractors may not use Corporation assets for personal use, nor may they allow any other person to use Corporation assets. All questions regarding this policy should be brought to the attention of the Corporation's Human Resources Department.

      Physical Access Control

      . The Corporation has and will continue to develop procedures covering physical access control to ensure privacy of communications, maintenance of the security of the Corporation communication equipment, and safeguard Corporation assets from theft, misuse and destruction. You are personally responsible for complying with the level of access control that has been implemented in the facility where you work on a permanent or temporary basis. You must not defeat or cause to be defeated the purpose for which the access control was implemented.

      Corporation Funds

      . Every Corporation director, officer or employee is personally responsible for all Corporation funds over which he or she exercises control. Corporation agents and contractors should not be allowed to exercise control over Corporation funds. Corporation funds must be used only for Corporation business purposes. Every Corporation director, officer, employee, agent and contractor must take reasonable steps to ensure that the Corporation receives good value for Corporation funds spent, and must maintain accurate and timely records of each and every expenditure. Expense reports must be accurate and submitted in a timely manner. Corporation directors, officers, employees, agents and contractors must not use Corporation funds for any personal purpose.

      Computers and Other Equipment

      . The Corporation strives to furnish directors, officers and employees with the equipment necessary to efficiently and effectively do their jobs. You must care for that equipment and use it responsibly only for Corporation business purposes. If you use Corporation equipment at your home or off site, take precautions to protect it from theft or damage, just as if it were your own. If the Corporation no longer employs you, you must immediately return all Corporation equipment. While computers and other electronic devices are made accessible to directors, officers and employees to assist them to perform their jobs and to promote Corporation's interests, all such computers and electronic devices, whether used entirely or partially on the Corporation's premises or with the aid of the Corporation's equipment or resources, must remain fully accessible to the Corporation and, to the maximum extent permitted by law, will remain the sole and exclusive property of the Corporation.

      Directors, officers, employees, agents and contractors should not maintain any expectation of privacy with respect to information transmitted over, received by, or stored in any electronic communications device owned, leased, or operated in whole or in part by or on behalf of the Corporation. To the extent permitted by applicable law, the Corporation retains the right to gain access to any information received by, transmitted by, or stored in any such electronic communications device, by and through its directors, officers, employees, agents, contractors, or representatives, at any time, either with or without a director's, officer's, employee's or third party's knowledge, consent or approval.

      Software

      . All software used by directors, officers and employees to conduct Corporation business must be appropriately licensed. Never make or use illegal or unauthorized copies of any software, whether in the office, at home, or on the road, since doing so may constitute copyright infringement and may expose you and the Corporation to potential civil and criminal liability. In addition, use of illegal or unauthorized copies of software may subject the director, officer and employee to disciplinary action, up to and including termination. The Corporation's IT Department will inspect Corporation computers periodically to verify that only approved and licensed software has been installed. Any non-licensed/supported software will be removed.

      Electronic Usage

    . The purpose of this policy is to make certain that directors, officers and employees utilize electronic communication devices in a legal, ethical, and appropriate manner. This policy addresses the Corporation's responsibilities and concerns regarding the fair and proper use of all electronic communications devices within the organization, including computers, e-mail, connections to the Internet, intranet and extranet and any other public or private networks, voice mail, video conferencing, facsimiles, and telephones. Posting or discussing information concerning the Corporation's products or business on the Internet without the prior written consent of the Corporation's COO or CFO, respectively, is prohibited. Any other form of electronic communication used by directors, officers or employees currently or in the future is also intended to be encompassed under this policy. It is not possible to identify every standard and rule applicable to the use of electronic communications devices. Directors, officers and employees are therefore encouraged to use sound judgment whenever using any feature of our communications systems. You are expected to review, understand and follow such policies and procedures.

    (vii) Internet Usage

    Internet access to global electronic information resources on the World Wide Web is provided by Chyron to assist employees in obtaining work-related data and technology. The following guidelines have been established to help ensure responsible and productive Internet usage. While Internet usage is intended for job-related activities, incidental and occasional brief personal use is permitted within reasonable limits.

    All Internet data that is composed, transmitted, or received via our computer communications systems is considered to be part of the official records of Chyron and, as such, is subject to disclosure to law enforcement or other third parties. Consequently, directors, officers and employees should always ensure that the business information contained in Internet email messages and other transmissions is accurate, appropriate, ethical, and lawful.

    Data that is composed, transmitted, accessed, or received via the Internet must not contain content that could be considered discriminatory, offensive, obscene, threatening, harassing, intimidating, or disruptive to any employee or other person. Examples of unacceptable content may include, but are not limited to, sexual comments or images, racial slurs, gender-specific comments, or any other comments or images that could reasonably offend someone on the basis of race, age, sex, religious or political beliefs, national origin, disability, sexual orientation, or any other characteristic protected by law.

    The unauthorized use, installation, copying, or distribution of copyrighted, trademarked, or patented material on the Internet is expressly prohibited. As a general rule, if an employee did not create material, does not own the rights to it, or has not gotten authorization for its use, it should not be put on the Internet. Employees are also responsible for ensuring that the person sending any material over the Internet has the appropriate distribution rights.

    To ensure a virus-free environment, no files may be downloaded from the Internet unless Corporation approved and updated anti-virus software is installed and running on your computer. It is against Corporation policy to disable anti-virus software on any Corporation computer.

    Abuse of the Internet access provided by Chyron in violation of law or Chyron policies will result in disciplinary action, up to and including termination of employment. Directors, officers and employees may also be held personally liable for any violations of this policy. The following behaviors are examples of previously stated or additional actions and activities that are prohibited and can result in disciplinary action:

    * Sending or posting discriminatory, harassing, or threatening messages or images

    * Using the organization's time and resources for personal gain

    * Stealing, using, or disclosing someone else's code or password without authorization

    * Copying, pirating, or downloading software and electronic files without permission

    * Sending or posting confidential material, trade secrets, or proprietary information outside of the organization

    * Failing to observe licensing agreements

    * Engaging in unauthorized transactions that may incur a cost to the organization or initiate unwanted Internet services and transmissions

    * Sending or posting messages or material that could damage the organization's image or reputation

    * Participating in the viewing or exchange of pornography or obscene materials

    * Sending or posting messages that defame or slander other individuals

    * Attempting to break into the computer system of another organization or person

    * Refusing to cooperate with a security investigation

    * Sending or posting chain letters, solicitations, or advertisements not related to business purposes or activities

    * Using the Internet for political causes or activities, religious activities, or any sort of gambling

    * Jeopardizing the security of the organization's electronic communications systems

    * Sending or posting messages that disparage another organization's products or services

    * Passing off personal views as representing those of the organization

    * Sending anonymous email messages

    * Engaging in any other illegal activities

    Maintaining and Managing Records

    The purpose of this policy is to set forth and convey the Corporation's business and legal requirements in managing records, including all recorded information, regardless of medium or characteristics. Records include paper documents, CDs, computer hard disks, email, floppy disks, microfiche, microfilm or all other media. Local, state, federal, foreign and other applicable laws, rules and regulations to retain certain records and to follow specific guidelines in managing its records require the Corporation to comply with such mandates. Civil and criminal penalties for failure to comply with such guidelines can be severe for directors, officers, employees, agents, contractors and the Corporation, and failure to comply with such guidelines may subject the director, officer, employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at the Corporation's sole discretion. All original executed documents that evidence contractual commitments or other obligations of the Corporation must be forwarded to sales administration if pertaining to dealer distribution or customer sales contracts, or the CFO for all others, promptly upon completion. Such documents will be maintained and retained in accordance with the Corporation's record retention policies

    Records on Legal Hold.

    A legal hold suspends all document destruction procedures in order to preserve appropriate records under special circumstances, such as litigation or government investigations. The Corporation's Legal Counsel determines and identifies what types of Corporation records or documents are required to be placed under a legal hold. Every Corporation director, officer, employee, agent and contractor must comply with this policy. Failure to comply with this policy may subject the director, officer, employee, agent or contractor to disciplinary action, up to and including termination of employment or business relationship at the Corporation's sole discretion.

    The Corporation's CFO will notify you if a legal hold is placed on records for which you are responsible. You then must preserve and protect the necessary records in accordance with instructions from the Corporation's Legal Counsel.

    RECORDS OR SUPPORTING DOCUMENTS THAT HAVE BEEN PLACED UNDER A LEGAL HOLD MUST NOT BE DESTROYED, ALTERED OR MODIFIED UNDER ANY CIRCUMSTANCES.

    A legal hold remains effective until it is officially released in writing by the Corporation's Legal Counsel.

    If you are unsure whether a document has been placed under a legal hold, you should preserve and protect that document while you check with the CFO or the Human Resources Department.

    Payment Practices

      Accounting Practices

      . The Corporation's responsibilities to its stockholders and the investing public require that all transactions be fully and accurately recorded in the Corporation's books and records in compliance with all applicable laws. False or misleading entries, unrecorded funds or assets, or payments without appropriate supporting documentation and approval are strictly prohibited and violate Corporation policy and the law.

      Additionally, all documentation supporting a transaction should fully and accurately describe the nature of the transaction and be processed in a timely fashion.

      Political Contributions

      . The Corporation reserves the right to communicate its position on important issues to elected representatives and other government officials. It is the Corporation's policy to comply fully with all local, state, federal, foreign and other applicable laws, rules and regulations regarding political contributions. The Corporation's funds or assets must not be used for, or be contributed to, political campaigns or political practices under any circumstances without the prior written approval of the Corporation's General Counsel and, if required, the Board of Directors.

      Prohibition of Inducements

  . Under no circumstances may directors, officers, employees, agents or contractors offer to pay, make payment, promise to pay, or issue authorization to pay any money, gift, or anything of value to customers, vendors, consultants, etc. that is perceived as intended, directly or indirectly, to improperly influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy. Questions regarding whether a particular payment or gift violates this policy should be directed to the CFO or the Human Resources Department.

L. Sarbanes-Oxley Act

The Sarbanes-Oxley Act ("SOX") was passed by Congress in the wake of Enron and other corporate scandals. Of the many changes in corporate governance and reporting that resulted from SOX, there are rules specific to Audit Committees of publicly traded companies, like Chyron. One rule in particular requires that the Audit Committee establish and inform all employees of a procedure to permit employees to communicate directly with the Audit Committee of the Board of Directors on a confidential and anonymous basis. So as to maintain the confidentiality of such communications, they are not screened or reviewed by Chyron or its management.

Specifically, SOX states:

"Complaints - Each audit committee shall establish procedures for - (A) the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the issuer on concerns regarding questionable accounting or auditing matters".

On behalf of the Audit Committee, this is to inform you that if you are now aware, or in the future become aware, of any questionable accounting or auditing matters, you have the right to communicate directly with the Audit Committee Chairman, Mr. Eugene Weber on a confidential and anonymous basis. He may be contacted by telephone at (415) 362-5680, by fax at (415) 288-3323, by email at eweber@webercapital.com, or by mail at 340 Pine St., Suite 300, San Francisco, CA 94104.

M. Foreign Corrupt Practices Act.

The Corporation requires full compliance with the Foreign Corrupt Practices Act (FCPA) by all of its directors, officers, employees, agents, and contractors.

The anti-bribery and corrupt payment provisions of the FCPA make illegal any corrupt offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of: influencing any act or failure to act, in the official capacity of that foreign official or party; or inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

All Corporation directors, officers, employees, agents and contractors whether located in the United States or abroad, are responsible for FCPA compliance and the procedures to ensure FCPA compliance.

All managers and supervisory personnel are expected to monitor continued compliance with the FCPA to ensure compliance with the highest moral, ethical and professional standards of the Corporation. FCPA compliance includes the Corporation's policy on Maintaining and Managing Records in Section III.I of this Code of Business Conduct and Ethics.

Laws in most countries outside of the United States also prohibit or restrict government officials or employees of government agencies from receiving payments, entertainment, or gifts for the purpose of winning or keeping business. No contract or agreement may be made with any business in which a government official or employee holds a significant interest, without the prior approval of the Corporation's General Counsel.

N. Export Controls

A number of countries maintain controls on the destinations to which products or software may be exported. Some of the strictest export controls are maintained by the United States against countries that the U.S. government considers unfriendly or as supporting international terrorism. The U.S. regulations are complex and apply both to exports from the United States and to exports of products from other countries, when those products contain U.S.-origin components or technology. Software created in the United States is subject to these regulations even if duplicated and packaged abroad. In some circumstances, an oral presentation containing technical data made to foreign nationals in the United States may constitute a controlled export. Sales Administration can provide you with guidance on which countries are prohibited destinations for Corporation products and the CFO can determine whether a proposed technical presentation to foreign nationals may require a U.S. Government license.

IV.  RESPONSIBILITIES TO OUR CUSTOMERS AND OUR SUPPLIERS

  Customer Relationships

  Customers are among our organization's most valuable assets. Every director, officer and employee represents Chyron to our customers and the public. The way we do our jobs presents an image of our entire organization. Customers judge all of us by how they are treated with each employee contact. Therefore, one of our first business priorities is to assist any customer or potential customer. Nothing is more important than being courteous, friendly, helpful, and prompt in the attention you give to customers.

  Customers who wish to lodge specific comments or complaints should be directed to the Customer Services Department for appropriate action. Our personal contact with the public, our manners on the telephone, and the communications we send to customers are a reflection not only of ourselves, but also of the professionalism of Chyron. Positive customer relations not only enhance the public's perception or image of Chyron, but also pay off in greater customer loyalty and increased sales and profit.

  Payments or Gifts from Others

  Under no circumstances may directors, officers, employees, agents or contractors accept any offer, payment, promise to pay, or authorization to pay any money, gift, or anything of value from customers, vendors, consultants, etc. that is perceived as intended, directly or indirectly, to influence any business decision, any act or failure to act, any commitment of fraud, or opportunity for the commission of any fraud. Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive or create an appearance of impropriety, do not violate this policy. Questions regarding whether a particular payment or gift violates this policy are to be directed to the Human Resources Department.

Gifts given by the Corporation to suppliers or customers or received from suppliers or customers should always be appropriate to the circumstances and should never be of a kind that could create an appearance of impropriety. The nature and cost must always be accurately recorded in the Corporation's books and records.

C.   Publications of Others

The Corporation subscribes to many publications that help directors, officers and employees do their jobs better. These include newsletters, reference works, online reference services, magazines, books, and other digital and printed works. Copyright law generally protects these works, and their unauthorized copying and distribution constitute copyright infringement. You must first obtain the consent of the publisher of a publication before copying publications or significant parts of them.

D.   Handling the Confidential Information of Others

The Corporation has many kinds of business relationships with many companies and individuals. Sometimes, they will volunteer confidential information about their products or business plans to induce the Corporation to enter into a business relationship. At other times, we may request that a third party provide confidential information to permit the Corporation to evaluate a potential business relationship with that party. Whatever the situation, we must take special care to handle the confidential information of others responsibly. We handle such confidential information in accordance with our agreements with such third parties. See also the Corporation's policy on Maintaining and Managing Records in Section III.I of this Code of Business Conduct and Ethics.

  Appropriate Nondisclosure Agreements

  . Confidential information may take many forms. An oral presentation about a Corporation's product development plans may contain protected trade secrets. A customer list or employee list may be a protected trade secret. A demo of an alpha version of a Corporation's new software may contain information protected by trade secret and copyright laws.

  You should never accept information offered by a third party that is represented as confidential, or which appears from the context or circumstances to be confidential, unless an appropriate nondisclosure agreement has been signed with the party offering the information.

  IF THE CORPORATION IS THE PARTY PROVIDING CONFIDENTIAL INFORMATION TO A THIRD PARTY, THE CFO CAN PROVIDE NONDISCLOSURE AGREEMENTS ("NDA"S) TO FIT ANY PARTICULAR SITUATION, AND WILL COORDINATE APPROPRIATE EXECUTION OF SUCH AGREEMENTS ON BEHALF OF THE CORPORATION. IF THE CORPORATION IS THE PARTY RECEIVING CONFIDENTIAL INFORMATION FROM A THIRD PARTY, YOU MUST FORWARD THE OTHER PARTY'S NDA TO THE CORPORATION'S CFO FOR REVIEW PRIOR TO APPROVAL. IF THE PARTY DOES NOT HAVE A STANDARD NDA, WE CAN PROVIDE ONE. ADDITIONALLY, EVERY PAGE OF THE CONFIDENTIAL INFORMATION PROVIDED TO A THIRD PARTY SHOULD BE CLEARLY MARKED AS "CHYRON CONFIDENTIAL".

Even after a nondisclosure agreement is in place, you should accept only the information necessary to accomplish the purpose of receiving it, such as a decision on whether to proceed to negotiate a deal. If more detailed or extensive confidential information is offered and it is not necessary, for your immediate purposes, it should be refused.

ii.   Need-to-Know

. Once a third party's confidential information has been disclosed to the Corporation, we have an obligation to abide by the terms of the relevant nondisclosure agreement and limit its use to the specific purpose for which it was disclosed and to disseminate it only to other Corporation employees with a need to know the information. Every director, officer, employee, agent and contractor involved in a potential business relationship with a third party must understand and strictly observe the restrictions on the use and handling of confidential information.

iii.   Notes and Reports

. When reviewing the confidential information of a third party under a nondisclosure agreement, it is natural to take notes or prepare reports summarizing the results of the review and, based partly on those notes or reports, to draw conclusions about the suitability of a business relationship. Notes or reports, however, can include confidential information disclosed by the other party and so should be retained only long enough to complete the evaluation of the potential business relationship. Subsequently, they should be either destroyed or turned over to the Human Resources Department for safekeeping or destruction. They should be treated just as any other disclosure of confidential information is treated: marked as confidential and distributed only to those the Corporation employees with a need to know.

iv.   Competitive Information

. You should never attempt to obtain a competitor's confidential information by improper means, and you should especially never contact a competitor regarding their confidential information. While the Corporation may, and does, employ former employees of competitors, we recognize and respect the obligations of those employees not to use or disclose the confidential information of their former employers.

E.   Selecting Suppliers

The Corporation's suppliers make significant contributions to our success. To create an environment where our suppliers have an incentive to work with the Corporation, they must be confident that they will be treated lawfully and in an ethical manner. The Corporation's policy is to purchase supplies based on need, quality, service, price and terms and conditions. The Corporation's policy is to select significant suppliers or enter into significant supplier agreements though a competitive bid process where possible. Under no circumstances should any Corporation director, officer, employee, agent or contractor attempt to coerce suppliers in any way. The confidential information of a supplier is entitled to the same protection as that of any other third party and must not be received before an appropriate nondisclosure agreement has been signed. A supplier's performance should never be discussed with anyone outside the Corporation. A supplier to the Corporation is generally free to sell its products or services to any other party, including competitors of the Corporation. In some cases where the products or services have been designed, fabricated, or developed to our specifications the agreement between the parties may contain restrictions on sales.

F.  Government Relations

It is the Corporation's policy to comply fully with all applicable laws and regulations governing contact and dealings with government employees and public officials, and to adhere to high ethical, moral and legal standards of business conduct. This policy includes strict compliance with all local, state, federal, foreign and other applicable laws, rules and regulations.

G.   Lobbying

Directors, officers, employees, agents or contractors whose work requires lobbying communication with any member or employee of a legislative body or with any government official or employee in the formulation of legislation must have prior written approval of such activity from the Human Resources Department. Activity covered by this policy includes meetings with legislators or members of their staffs or with senior executive branch officials. Preparation, research, and other background activities that are done in support of lobbying communication are also covered by this policy even if the communication ultimately is not made.

H.   Government Contracts

It is the Corporation's policy to comply fully with all applicable laws and regulations that apply to government contracting. It is also necessary to strictly adhere to all terms and conditions of any contract with local, state, federal, foreign or other applicable governments.

I.   Free and Fair Competition

Most countries have well-developed bodies of law designed to encourage and protect free and fair competition. The Corporation is committed to obeying both the letter and spirit of these laws. The consequences of not doing so can be severe for all of us.

These laws often regulate the Corporation's relationships with its distributors, resellers, dealers, and customers. Competition laws generally address the following areas: pricing practices (including price discrimination), discounting, terms of sale, credit terms, promotional allowances, secret rebates, exclusive dealerships or distributorships, product bundling, restrictions on carrying competing products, termination, and many other practices.

Competition laws also govern, usually quite strictly, relationships between the Corporation and its competitors. As a general rule, contacts with competitors should be limited and should always avoid subjects such as prices or other terms and conditions of sale, customers, and suppliers. Employees, agents or contractors of the Corporation may not knowingly make false or misleading statements regarding its competitors or the products of its competitors, customers or suppliers. Participating with competitors in a trade association or in a standards creation body is acceptable when the association has been properly established, has a legitimate purpose, and has limited its activities to that purpose.

No director, officer, employee, agent or contractor shall at any time or under any circumstances enter into an agreement or understanding, written or oral, express or implied, with any competitor concerning prices, discounts, other terms or conditions of sale, profits or profit margins, costs, allocation of product or geographic markets, allocation of customers, limitations on production, boycotts of customers or suppliers, or bids or the intent to bid or even discuss or exchange information on these subjects. In some cases, legitimate joint ventures with competitors may permit exceptions to these rules as may bona fide purchases from or sales to competitors on non-competitive products, but the Corporation's CFO must review all such proposed ventures in advance. These prohibitions are absolute and strict observance is required.

Collusion among competitors is illegal, and the consequences of a violation are severe. Although the spirit of these laws, known as "antitrust," "competition," or "consumer protection" or unfair competition laws, is straightforward, their application to particular situations can be quite complex. To ensure that the Corporation complies fully with these laws, each of us should have a basic knowledge of them and should involve the Corporation's CFO early on when questionable situations arise.

J.   Industrial Espionage

It is the Corporation's policy to lawfully compete in the marketplace. This commitment to fairness includes respecting the rights of our competitors and abiding by all applicable laws in the course of competing. The purpose of this policy is to maintain the Corporation's reputation as a lawful competitor and to help ensure the integrity of the competitive marketplace. The Corporation expects its competitors to respect our rights to compete lawfully in the marketplace, and we must respect their rights equally. Corporation directors, officers, employees, agents and contractors may not steal or unlawfully use the information, material, products, intellectual property, or proprietary or confidential information of anyone including suppliers, customers, business partners or competitors.

V.   WAIVERS

Any waiver of any provision of this Code of Business Conduct and Ethics for a member of the Corporation's Board of Directors or an executive officer must be approved in writing by the Corporation's Board of Directors and promptly disclosed. Any waiver of any provision of this Code of Business Conduct and Ethics with respect to any other employee, agent or contractor must be approved in writing by the Corporation's CEO or CFO.

VI.   DISCIPLINARY ACTIONS

The matters covered in this Code of Business Conduct and Ethics are of the utmost importance to the Corporation, its stockholders and its business partners, and are essential to the Corporation's ability to conduct its business in accordance with its stated values. We expect all of our directors, officers, employees, agents, contractors and consultants to adhere to these rules in carrying out their duties for the Corporation.

The Corporation will take appropriate action against any director, officer, employee, agent, contractor or consultant whose actions are found to violate these policies or any other policies of the Corporation. Disciplinary actions may include immediate termination of employment or business relationship at the Corporation's sole discretion. Where the Corporation has suffered a loss, it may pursue its remedies against the individuals or entities responsible. Where laws have been violated, the Corporation will cooperate fully with the appropriate authorities.

Although employment with Chyron is based on mutual consent and both the employee and Chyron have the right to terminate employment at will, with or without cause or advance notice, Chyron may use progressive discipline at its discretion.

Disciplinary action may call for any of four steps -- verbal warning, written warning, suspension with or without pay, or termination of employment -- depending on the severity of the problem and the number of occurrences. There may be circumstances when one or more steps are bypassed.

Progressive discipline means that, with respect to most disciplinary problems, these steps will normally be followed: a first offense may call for a verbal warning; a next offense may be followed by a written warning; another offense may lead to a suspension; and, still another offense may then lead to termination of employment.

Chyron recognizes that there are certain types of problems that are serious enough to justify either a suspension, or, in extreme situations, termination of employment, without going through the usual progressive discipline steps. While it is impossible to list every type of behavior that may be deemed a serious offense, the Employee Conduct and Work Rules policy includes examples of problems that may result in immediate suspension or termination of employment. However, the problems listed are not all necessarily serious offenses, but may be examples of unsatisfactory conduct that will trigger progressive discipline. By using progressive discipline, we hope that most employee problems can be corrected at an early stage, benefiting both the employee and Chyron.

VII.   ACKNOWLEDGMENT OF RECEIPT OF CODE OF BUSINESS CONDUCT AND ETHICS

I have received and read the Corporation's Code of Business Conduct and Ethics. I understand the standards and policies contained in the Corporation Code of Business Conduct and Ethics and understand that there may be additional policies or laws specific to my job. I further agree to comply with the Corporation Code of Business Conduct and Ethics.

If I have questions concerning the meaning or application of the Corporation Code of Business Conduct and Ethics, any Corporation policies, or the legal and regulatory requirements applicable to my job, I know I can consult my manager or the Human Resources Department, knowing that my questions or reports to these sources will be maintained in confidence. I acknowledge that I may report violations of the Code of Business Conduct and Ethics to the CFO or the Human Resources Department.

Director, Officer or Employee Name

Date

Please sign and return this form to the Human Resources Department.